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                                                                    Exhibit 10

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 4, 2004 in this Registration Statement (Form N-1A Nos. 002-60655 and 811-02802) of UBS Cashfund Inc.



                                                 /s/ Ernst & Young LLP

                                                 ERNST & YOUNG LLP



New York, New York
July 21, 2004